UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 24, 2006
                        (Date of Earliest Event Reported)


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Florida                        000-49810               65-1129207
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 24, 2006, Centurion Gold Holdings, Inc. (the "Company") entered into an agreement with Laurus Master Fund, Ltd. (the "Amendment Agreement") for the purposes of amending certain terms of the Secured Convertible Term Note dated September 23, 2004 in the aggregate principal amount of $3,000,000 (the "Note"). The Amendment Agreement provides that the conversion price with respect to $750,000 of the Note be reduced from $.30 per share to 75% of the five lowest closing prices of the Common Stock during the 22 trading days prior to the date of conversion, subject to a limitation that the conversion price may not be less than $.05 per share. The balance of the Note (other than the $75,000) shall remain convertible at a fixed price of $.30 per share.


                           FORWARD-LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(a)   None
(b)   None

      Exhibit Number        Description
      --------------        -----------

(c)   Exhibit 99.1          Agreement with Laurus Master Fund, Ltd. dated
                            March 24, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         CENTURION GOLD HOLDINGS, INC.


                                         /s/ Andrew Dale Paul
                                         ---------------------------------------
                                         Andrew Dale Paul
                                         Chairman and Chief Executive Officer

March 31, 2006